Exhibit 99.2

Q3 2026

Management Report

November 5, 2026

Contents

■ Q3 2026 Results

– Overview

– Key Financial & Operating Metrics

– Revenue by Geographic Area

■ Q3 2026 Non-GAAP Results

– Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

– Reconciliation of GAAP to Non-GAAP Spending by Function

■ Related Information

The following commentary is provided by management and should be referenced in conjunction with PDF Solutions’ Third Quarter 2026 financial results press release available on its Investor Relations website at http://www.pdf.com/financial-news. These remarks represent management’s current views of the Company’s financial and operational performance and are provided to give investors and analysts further insight into its performance in advance of the earnings call webcast. The Company disclaims any duty to update this information for future events.

 PDF Solutions Reports Third Quarter 2026 Results

Q3 2026 Key Metrics	FINANCIAL RESULTS SUMMARY

Total Revenues: $68.3M

■ Q3 2026 Total revenues of $68.3M was up 11% over Q2 2026, and up 20% over Q3 2025

■ Q3 2026 Platform revenue of $58.3M was up 19% over Q2 2026, and up 22% over Q3 2025

■ Q3 2026 Volume-based revenue of $10.0M was down 19% from Q2 2026, and up 10% over Q3 2025

■ Q3 2026 Recurring revenue was 88%, Q2 2026 was 80%, and Q3 2025 was 95%

■ Q3 2026 Upfront revenue was 12%, Q2 2026 was 20%, and Q3 2025 was 5%

GAAP Gross Margin: 73%

Non-GAAP Gross Margin: 77%

GAAP Operating Margin: 12%

Non-GAAP Operating Margin: 28%

GAAP Diluted EPS: $0.16

Non-GAAP Diluted EPS: $0.40

Operating Cash Flow: $13.8M

Cash Used for Capital Expenditures: $15.1M

Key Financial & Operating Metrics

Quarterly

(in thousands, except outstanding shares, which are in millions, and percentages)

	Q3’26	Q2’26	Q1’26	Q4’25	Q3’25
Revenues	$68,334	$61,529	$60,130	$62,403	$57,115
GAAP Gross Margin	73%	69%	72%	73%	72%
Non-GAAP Gross Margin	77%	73%	76%	77%	76%
GAAP Operating Margin	12%	8%	10%	6%	8%
Non-GAAP Operating Margin	28%	22%	25%	24%	23%
Outstanding Debt Principal	$66,250	$67,500	$67,500	$68,125	$68,750
Operating Cash Flow	$13,759	$16,401	$1,674	$17,341	$3,287
Cash Used for Capital Expenditures (CAPEX)	$15,071	$14,082	$10,500	$9,791	$6,325
$ Shares Repurchased	$—	$—	$—	$—	$244
Weighted Average Common Shares Outstanding	42.2	40.9	39.9	39.5	39.5
Effective Tax Rate	18%	8%	18%	102%	63%

Key Financial & Operating Metrics

Year to Date
(in thousands, except outstanding shares, which are in millions, and percentages)

	Nine Months Ended September 30,
	2026	2025	2024
Revenues	$189,993	$156,621	$129,380
GAAP Gross Margin	71%	72%	70%
Non-GAAP Gross Margin	75%	76%	75%
GAAP Operating Margin	10%	2%	<1%
Non-GAAP Operating Margin	25%	20%	17%
Outstanding Debt Principal	$66,250	$68,750	$—
Operating Cash Flow	$31,834	$6,712	$8,097
Cash Used for CAPEX	$39,653	$23,054	$11,938
$ Shares Repurchased	$—	$244	$6,899
Weighted Average Common Shares Outstanding	41.0	39.2	38.5
Effective Tax Rate	15%	205%	31%

Revenue by Geographic Area
Quarterly

(Dollars in thousands)

	Q3’26	Q2’26	Q1’26	Q4’25	Q3’25
United States	$22,702	$34,036	$24,507	$36,439	$30,143
% of Total	33%	55%	41%	58%	53%
Japan	$21,655	$6,563	$8,679	$8,156	$10,091
% of Total	32%	11%	14%	13%	18%
China	$11,068	$8,723	$8,514	$7,866	$5,842
% of Total	16%	14%	14%	12%	10%
Rest of the world	$12,909	$12,207	$18,430	$9,942	$11,039
% of Total	19%	20%	31%	17%	19%
Total revenues	$68,334	$61,529	$60,130	$62,403	$57,115

Revenue by Geographic Area
Year to Date
(Dollars in thousands)

	Nine Months Ended September 30,
	2026	2025	2024
United States	$81,245	$68,325	$58,021
% of Total	43%	43%	45%
Japan	$36,897	$31,131	$25,495
% of Total	19%	20%	20%
China	$28,305	$26,075	$17,526
% of Total	15%	17%	14%
Rest of the world	$43,546	$31,090	$28,338
% of Total	23%	20%	21%
Total revenues	$189,993	$156,621	$129,380

GAAP / Non-GAAP Presentation

In addition to providing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), the Company also provides certain non-GAAP financial measures. Non-GAAP gross profit and margin exclude stock-based compensation expense and the amortization of acquired technology under costs of revenues. Non-GAAP income from operations and operating margin exclude stock-based compensation expense, amortization of acquired intangible assets, and the effects of certain non-recurring items, such as expenses for certain legal proceedings, and acquisition-related and integration costs. Non-GAAP net income excludes stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs, and the effects of certain non-recurring items, such as expenses for certain legal proceedings, acquisition-related and integration costs, recovery from previously written-off property and equipment, and their related income tax effects, as applicable, as well as adjustments for the valuation allowance for deferred tax assets and reconciling items. PDF Solutions management uses non-GAAP financial measures to evaluate the Company’s operating performance and make strategic decisions because these measures exclude items that management believes are not indicative of ongoing operating results and that can vary significantly between periods. These non-GAAP results should not be considered an alternative to, or a substitute for, GAAP financial information, and may differ from similarly titled non-GAAP measures used by other companies. In particular, these non-GAAP financial measures are not a substitute for GAAP measures of income or loss as a measure of performance, or to cash flows from operating, investing and financing activities as a measure of liquidity. A reconciliation of the comparable GAAP financial measures to the non-GAAP financial measures is included herein.

Reconciliation of GAAP Gross Profit and Margin to Non-GAAP Gross Profit and Margin

Quarterly

(Dollars in thousands)

	Q3’26	Q2’26	Q1’26	Q4’25	Q3’25
GAAP
Total revenues	$68,334	$61,529	$60,130	$62,403	$57,115
Costs of revenues	18,593	19,107	16,938	16,942	15,840
GAAP gross profit	$49,741	$42,422	$43,192	$45,461	$41,275
GAAP gross margin	73%	69%	72%	73%	72%

Non-GAAP
GAAP gross profit	$49,741	$42,422	$43,192	$45,461	$41,275
Adjustments to reconcile GAAP to non-GAAP gross profit:
Stock-based compensation expense	1,593	1,258	1,279	1,379	1,274
Amortization of acquired technology under costs of revenues	958	998	998	998	998
Non-GAAP gross profit	$52,292	$44,678	$45,469	$47,838	$43,547
Non-GAAP gross margin	77%	73%	76%	77%	76%

Reconciliation of GAAP Gross Profit and Margin to Non-GAAP Gross Profit and Margin

Year to Date

(Dollars in thousands)

	Nine Months Ended September 30,
	2026	2025	2024
GAAP
Total revenues	$189,993	$156,621	$129,380
Costs of revenues	54,638	43,681	38,243
GAAP gross profit	$135,355	$112,940	$91,137
GAAP gross margin	71%	72%	70%

Non-GAAP
GAAP gross profit	$135,355	$112,940	$91,137
Adjustments to reconcile GAAP to non-GAAP gross profit:
Stock-based compensation expense	4,130	3,873	3,751
Amortization of acquired technology under costs of revenues	2,954	2,674	1,752
Non-GAAP gross profit	$142,439	$119,487	$96,640
Non-GAAP gross margin	75%	76%	75%

Reconciliation of GAAP Income from Operations and Operating Margin to Non-GAAP Income from Operations and Operating Margin

Quarterly

(Dollars in thousands)

	Q3’26	Q2’26	Q1’26	Q4’25	Q3’25
GAAP income from operations	$8,286	$5,064	$6,313	$3,458	$4,827
GAAP operating margin	12%	8%	10%	6%	8%
Adjustments to reconcile GAAP to non-GAAP income from operations:
Stock-based compensation expense	$8,472	$5,998	$6,396	$6,866	$6,264
Amortization of acquired intangible assets	1,998	2,056	2,057	2,066	2,067
Expenses for certain legal proceedings (1)	436	501	210	2,574	170
Acquisition-related and integration costs	30	30	8	2	22
Non-GAAP income from operations	$19,222	$13,649	$14,984	$14,966	$13,350
Non-GAAP operating margin	28%	22%	25%	24%	23%

(1)	Represents legal costs and expenses related mainly to a certain arbitration proceeding, which are expected to continue until this matter is fully resolved.

Reconciliation of GAAP Income from Operations and Operating Margin to Non-GAAP Income from Operations and Operating Margin

Year to Date

(Dollars in thousands)

	Nine Months Ended September 30,
	2026	2025	2024
GAAP income from operations	$19,663	$2,389	$423
GAAP operating margin	10%	2%	<1%
Adjustments to reconcile GAAP to non-GAAP income from operations:
Stock-based compensation expense	$20,866	$19,059	$18,540
Amortization of acquired intangible assets	6,111	5,189	2,466
Expenses for certain legal proceedings (1)	1,147	397	—
Acquisition-related and integration costs	68	4,526	—
Non-GAAP income from operations	$47,855	$31,560	$21,429
Non-GAAP operating margin	25%	20%	17%

(1)	Represents legal costs and expenses related mainly to a certain arbitration proceeding, which are expected to continue until this matter is fully resolved.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

Quarterly

(in thousands, except for per share amounts)

	Q3’26	Q2’26	Q1’26	Q4’25	Q3’25
GAAP net income (loss)	$6,841	$4,271	$4,791	$(48)	$1,294
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income:
Stock-based compensation expense	8,472	5,998	6,396	6,866	6,264
Amortization of acquired intangible assets	1,998	2,056	2,057	2,066	2,067
Expenses for certain legal proceedings (1)	436	501	210	2,574	170
Acquisition-related and integration costs	30	30	8	2	22
Amortization of debt issuance costs	64	60	65	55	54
Tax impact of valuation allowance for deferred tax assets and reconciling items (2)	(680)	(1,544)	(878)	495	(66)
Non-GAAP net income	$17,161	$11,372	$12,649	$12,010	$9,805
GAAP net income (loss) per diluted share	$0.16	$0.10	$0.12	$(0.00)	$0.03
Non-GAAP net income per diluted share	$0.40	$0.27	$0.31	$0.30	$0.25
Weighted average common shares used in GAAP net income (loss) per diluted share calculation	42,976	41,776	40,377	39,524	39,619
Weighted average common shares used in Non-GAAP net income per diluted share calculation	42,976	41,776	40,377	39,911	39,619

(1)	Represents legal costs and expenses related mainly to a certain arbitration proceeding, which are expected to continue until this matter is fully resolved.

(2)	The difference between the GAAP and non-GAAP income tax provisions is primarily due to the valuation allowance on a GAAP basis and non-GAAP adjustments. For example, on a GAAP basis, the Company does not receive a deferred tax benefit for foreign tax credits or research and development credits after the valuation allowance. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full U.S. federal or state valuation allowance due to the Company’s cumulative non-GAAP income and management’s conclusion that it is more likely than not to utilize its net deferred tax assets (DTAs). Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its U.S. net DTAs on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its U.S. DTAs on a non-GAAP basis.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

Year to Date

(in thousands, except for per share amounts)

	Nine Months Ended September 30,
	2026	2025	2024
GAAP net income (loss)	$15,903	$(592)	$3,518
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income:
Stock-based compensation expense	20,866	19,059	18,540
Amortization of acquired intangible assets	6,111	5,189	2,466
Expenses for certain legal proceedings (1)	1,147	397	—
Acquisition-related and integration costs	68	4,526	—
Recovery from previously written-off property and equipment	—	(663)	(55)
Amortization of debt issuance costs	189	130	—
Tax impact of valuation allowance for deferred tax assets and reconciling items (2)	(3,102)	(2,825)	(1,710)
Non-GAAP net income	$41,182	$25,221	$22,759
GAAP net income (loss) per diluted share	$0.38	$(0.02)	$0.09
Non-GAAP net income per diluted share	$0.99	$0.64	$0.58
Weighted average common shares used in GAAP net income (loss) per diluted share calculation	41,718	39,247	39,028
Weighted average common shares used in Non-GAAP net income per diluted share calculation	41,718	39,390	39,028

(1)	Represents legal costs and expenses related mainly to a certain arbitration proceeding, which are expected to continue until this matter is fully resolved.

(2)	The difference between the GAAP and non-GAAP income tax provisions is primarily due to the valuation allowance on a GAAP basis and non-GAAP adjustments. For example, on a GAAP basis, the Company does not receive a deferred tax benefit for foreign tax credits or research and development credits after the valuation allowance. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full U.S. federal or state valuation allowance due to the Company’s cumulative non-GAAP income and management’s conclusion that it is more likely than not to utilize its net deferred tax assets (DTAs). Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its U.S. net DTAs on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its U.S. DTAs on a non-GAAP basis.

Reconciliation of GAAP to Non-GAAP Spending by Function

Quarterly

(in thousands)

	Q3’26	Q2’26	Q1’26	Q4’25	Q3’25
Cost of Revenue - GAAP	$18,593	$19,107	$16,938	$16,942	$15,840
Adjustments to reconcile GAAP Cost of Revenue to Non-GAAP Cost of Revenue:
Stock-based compensation expense	(1,593)	(1,258)	(1,279)	(1,379)	(1,274)
Amortization of acquired technology	(958)	(998)	(998)	(998)	(998)
Cost of Revenue - Non-GAAP	$16,042	$16,851	$14,661	$14,565	$13,568

Research & Development - GAAP	$19,446	$17,316	$18,328	$19,258	$15,435
Adjustments to reconcile GAAP R&D to Non-GAAP R&D:
Stock-based compensation expense	(3,173)	(2,169)	(2,392)	(2,586)	(2,204)
Research & Development - Non-GAAP	$16,273	$15,147	$15,936	$16,672	$13,231

Selling, General, & Administrative - GAAP	$20,969	$18,984	$17,492	$21,676	$19,944
Adjustment to reconcile GAAP SG&A to Non-GAAP SG&A:
Stock-based compensation expense	(3,706)	(2,571)	(2,725)	(2,901)	(2,786)
Expenses for certain legal proceedings (1)	(436)	(501)	(210)	(2,574)	(170)
Acquisition-related and integration costs	(30)	(30)	(8)	(2)	(22)
Selling, General, & Administrative - Non-GAAP	$16,797	$15,882	$14,549	$16,199	$16,966

(1)	Represents legal costs and expenses related mainly to a certain arbitration proceeding, which are expected to continue until this matter is fully resolved.

Reconciliation of GAAP to Non-GAAP Spending by Function

Year to Date

(in thousands)

	Nine Months Ended September 30,
	2026	2025	2024
Cost of Revenue - GAAP	$54,638	$43,681	$38,243
Adjustments to reconcile GAAP Cost of Revenue to Non-GAAP Cost of Revenue:
Stock-based compensation expense	(4,130)	(3,873)	(3,751)
Amortization of acquired technology	(2,954)	(2,674)	(1,752)
Cost of Revenue - Non-GAAP	$47,554	$37,135	$32,740

Research & Development - GAAP	$55,090	$44,976	$39,149
Adjustments to reconcile GAAP R&D to Non-GAAP R&D:
Stock-based compensation expense	(7,734)	(6,874)	(6,640)
Research & Development - Non-GAAP	$47,356	$38,102	$32,509

Selling, General, & Administrative - GAAP	$57,445	$63,060	$50,851
Adjustment to reconcile GAAP SG&A to Non-GAAP SG&A:
Stock-based compensation expense	(9,002)	(8,312)	(8,149)
Expenses for certain legal proceedings (1)	(1,147)	(397)	—
Acquisition-related and integration costs	(68)	(4,526)	—
Selling, General, & Administrative - Non-GAAP	$47,228	$49,825	$42,702

(1)	Represents legal costs and expenses related mainly to a certain arbitration proceeding, which are expected to continue until this matter is fully resolved.